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                                                                 EXHIBIT (11)(C)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the reference to our firm under the caption "Independent Accountants" in the Statement of Additional Information of EV Marathon Worldwide Health Sciences Fund in Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A (1933 Act File No. 2-22019) of Eaton Vance Growth Trust.

                                              /s/ COOPERS & LYBRAND L.L.P.
                                                  -----------------------------
                                                  COOPERS & LYBRAND L.L.P.
March 24, 1997
Boston, Massachusetts